Exhibit 10.2

FIRST AMENDMENT
TO
SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT to Second Amended and Restated Loan and Security Agreement (this “Amendment”) is entered into as of March 30, 2018, by and between SILICON VALLEY BANK, a California corporation (“Bank”) and INSTRUCTURE, INC., a Delaware corporation (“Borrower”).

Recitals

A.Bank and Borrower have entered into that certain Second Amended and Restated Loan and Security Agreement dated as of June 22, 2017, (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).

B.Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.Borrower has requested that Bank amend the Loan Agreement to (i) suspend testing of the financial covenant and (ii) make certain other revisions to the Loan Agreement as more fully set forth herein.

D.Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

Agreement

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.Definitions.  Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.Amendments to Loan Agreement.

2.1Section 6.9 (Financial Covenant).  Section 6.9 of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“6.9Financial Covenant.  Bank hereby agrees to suspend testing of the financial covenant beginning on March 30, 2018 and continuing through the Revolving Line Maturity Date.”

2.2Exhibit B to the Loan Agreement hereby is replaced with Exhibit B attached hereto.

3.Limitation of Amendments.

3.1The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.Representations and Warranties.  To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

4.7This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.Counterparts.  This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6.Miscellaneous.

6.1This Amendment shall constitute a Loan Document under the Loan Agreement; the failure to comply with the covenants contained herein shall constitute an Event of Default under the Loan Agreement; and all obligations included in this Amendment (including, without limitation, all obligations for the payment of principal, interest, fees, and other amounts and expenses) shall constitute obligations under the Loan Agreement and secured by the Collateral, subject to any applicable cure periods set forth in Section 8 of the Loan Agreement as to the applicable Event of Default.

6.2Each provision of this Amendment is severable from every other provision in determining the enforceability of any provision.

7.Governing Law.  This Amendment and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of California.

8.Effectiveness.  This Amendment shall be deemed effective upon (i) the due execution and delivery to Bank of this Amendment by each party hereto, and (ii) Borrower’s payment to Bank of all Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower's accounts.

[Balance of Page Intentionally Left Blank]

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK SILICON VALLEY BANK By:/s/ Jordan Rigberg Name:Jordan Rigberg Title:Vice President	BORROWER INSTRUCTURE, INC. By:/s/ Clark Gee Name:Clark Gee Title:Corporate Controller

[Signature Page to First Amendment to Second Amended and Restated Loan and Security Agreement]

EXHIBIT B
COMPLIANCE CERTIFICATE

TO:SILICON VALLEY BANKDate:

FROM:  INSTRUCTURE, INC.

The undersigned authorized officer of Instructure, Inc. (“Borrower”) certifies that under the terms and conditions of the Second Amended and Restated Loan and Security Agreement between Borrower and Bank (the “Agreement”):

(1) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below; (2) there are no Events of Default except as noted below; (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; (4) Borrower, and each of its Subsidiaries, have timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement; and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.

Attached are the required documents supporting the certification.  The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes except, with respect to unaudited financial statements, for the absence of footnotes and subject to year‑end adjustments.  The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.  Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenants	Required	Complies

Borrowing Base Report	Monthly within 30 days*	Yes No
Monthly financial Statements	Monthly within 30 days*	Yes No
Compliance Certificate	Monthly within 30 days*	Yes No
Annual financial statement (CPA Audited)	FYE within180 days	Yes No
10‑Q, 10‑K and 8-K	Within 5 days after filing with SEC	Yes No
Transaction Report, A/R & A/P Agings + MRR Report	Monthly within 30 days*	Yes No
Projections	The earlier of (i) January 31 or (ii) within 15 days of board approval	Yes No

*Notwithstanding the foregoing, so long as no Advances are outstanding, the monthly reporting requirements in Sections 6.2(a), (b), (c) and (d) above shall be due quarterly within forty five (45) days of the end of each calendar quarter; provided, however, Borrower shall provide to Bank such reports for the preceding three (3) months with each request for an Advance when, at the time of such request, the outstanding balance of the Revolving Line is Zero Dollars ($0.00).

Other Matters

Have there been any amendments of or other changes to the capitalization table of Borrower and to the Operating Documents of Borrower or any of its Subsidiaries?  If yes, provide copies of any such amendments or changes with this Compliance Certificate.

Yes	No

The following are the exceptions with respect to the certification above:  (If no exceptions exist, state “No exceptions to note.”)

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INSTRUCTURE, INC.	BANK USE ONLY

Received by:
By:	AUTHORIZED SIGNER
Name:	Date:
Title:
Verified:
AUTHORIZED SIGNER
Date:

	Compliance Status:	Yes	No